Exhibit 99.1
Deutsche Bank Alternative Energy, Utilities, & Power Conference May 11, 2011 Thomas J. Webb Executive Vice President and CFO Growing Forward

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD- LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.CMS Energy expects 2011 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors. 1

Business Model Strong (5% to 7% growth) . . . .

CMS ENERGY

Financial

- Use NOLs to eliminate need for equity
- Grow Operating Cash Flow and EPS 5% - 7%



Consistent financial performance
Fair and timely regulation
Utility investment
Customer value
Safe, excellent operations

Business

- Invest in Utility
  - Create Jobs
  - Enhance Customer Value
- Moderate Rate Increase

. . . . and sustainable with moderate rate increases <2%.

2

Capital Investment . . . . (CHART) 2010 2011 2012 2013 2014 2015AverageRate Base (bils) $10.3 $10.9 $11.6 $12.4 $13.3 0 Rate Base Bils$ Present Rate Base 5%-7% Reliability & OthersRenewablesSmart GridEnvironmentalMaintenanceDepreciation .. . . . provides earnings growth. Utility Investment (CHART) $6.4 Billion 2011-2015 3

$1.5 Billion Environmental Investment . . . . 4 Environmental emission reductions better than planRegulatory outlook improvedGHG Regulation - minimal impact anticipated .. . . . over next 5 years.

Environmental Spending 2011-2015 . . . . 5 Mercury SO2 NOx Emissions Reductions 2011 - 2015 (bils) 2011 - 2015 (bils) Air NOx $0.1 SO2 0.6 Mercury 0.5 Water 0.1 Solid Waste 0.2 Total $1.5 Expenditures .. . . . significantly reduced air emissions.

Renewable Energy Plans . . . .

CMS ENERGY



Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreements (287 MW)
Upper Peninsula
Lake Winds Energy Park
Cross Winds Energy Park

- Michigan energy law requires:
  - 10% renewables by 2015
  - Purchase 50% and build 50%
- Renewable energy surcharge reduced $55 million annually
- Still plan to invest $650 million over next five years, primarily on wind power

. . . . at lower customer costs while maintaining wind investment.

6

Smart Grid Deployment . . . .

- Total project cost $750 million
- Meter deployment begins early 2012
- Removed deployment of gas only meters
- Minimize upfront IT system cost by installing only basic functionality
  - Expanded functions installed later
- Improved ability to scale plan



Consumers Energy
Work and Asset Management
Enterprise Applications
MDM/MDUS
• Billing
• Customer Information
• Outage Management

. . . . improves overall financial viability.

7

Intense Customer Focus . . . . 8 .. . . . continues as core to success. 2011-2015 Estimated Annual Average Base Rate Increases (CHART) Productivity InitiativesCustomer Value InitiativeMaximize Energy OptimizationImprove system reliabilityCompetitive rates

Focus on Cost Improvement . . . . FuelWestern coal - $250 millionBase Rates and SurchargesBenefit plans - $30 millionSAP system efficiencies - $40 millionReduced workforce - $30 millionReduced customer renewable energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million energy surcharge - $55 million 9 .. . . . to minimize customer rate increases. 10% Reduction in Workforce Workforce Resizing Recent Cost Reductions

Regulatory Progress . . . . .. . . . supports growth. 2009 Filed $214 M Self-Imp $179 M Order $139 M 2010 Filed $178 M Self-Imp $150 M Order $146 M 2009 Filed $114 M Self-Imp $89 M Order $66 M 2010 Filed $55 M 78% 97% 74% 2008 2009 2010 2011 Electric Gas 2008 2009 2010 2011 Filed New Renewable Plan $55 M Reduction 2011 10 File Self-Imp Settlement

Best in Class Risk Management . . . . Best in Class Risk Management . . . . .. . . . mitigates volatility. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 11 EPS 5% - 7% Base Rates <2%

_ _ _ _ _a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006b $1.25 excluding discontinued Exeter operations and accounting changes related to Convertible debt and restricted stock 12 8% CAGR (CHART) .. . . . paying off. Focus on Customers and Owners . . . . Dividend Annual ¢/sharePayout 25% 30% 40% 84¢ +68% $1.20 $1.25 $1.26 $1.35 5%-7% Growth $1.44 $1.21 b Actual aGuidance

(CHART) Electric Sales (weather adjusted) . . . . 2011 Sales (vs 2010) .. . . . recovering, conservative outlook. (CHART) Electric Sales 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Total +2.5% Up 9% 1983 &1984 Up 4% 2010 & 2011 13

Michigan 2010 Census Results 14 Population Change by County: 2000-2010 15-25% 5-15 0-5 < -10 Not in service territory Service Territory ChangeConsumers +3%Non-Consumers - 7State of Michigan - 1 > -10

Cash Flow and EPS Grow 5% to 7% . . . . 15 .. . . . driven by investment. (CHART) Amount(bils)$ Gross operating cash flow a up $0.1 billion per year $1.8 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.6 $1.7 $1.5 $1.9 Cash flow before dividend Investment choices _ _ _ _ _a Non-GAAP

Liquidity Strong With Recent Renewals . . . . 16 .. . . . and substantial cash as of March 31, 2011. Renewal (CHART) Availability Capacity $2.3 Billion $2.0 Billion Among first 5-year term revolvers since 2007 CMS Energy 5-year revolver 5-year revolver 3-year revolver Letter of Credit AR Facility Consumers Energy Cash 2011 2011 2013 2016 2016 $550 mils 500 150 250 800 30 $550 mils 210 150 250 800

Business Model Strong (5% to 7% growth) . . . .

CMS ENERGY

Financial

- Use NOLs to eliminate need for equity
- Grow Operating Cash Flow and EPS 5% - 7%



Consistent financial performance
Fair and timely regulation
Utility investment
Customer value
Safe, excellent operations

Business

- Invest in Utility
  - Create Jobs
  - Enhance Customer Value
- Moderate Rate Increase

. . . . and sustainable with moderate rate increases <2%.

17

Appendix

Electric Customer Base Diversified . . . . Hemlock SemiconductorGeneral MotorsState of MichiganMeijer IncorporatedNexteer Automotive CorporationPackaging Corporation of AmericaGerdau MacSteelDenso InternationalSpectrum HealthCity of Grand RapidsPercent of 2010 electric gross margin is 2% Top Ten Customers Residential Commercial Autos Industrial Other (including ROA) 0.48 0.31 0.04 0.1 0.07 $1.95 Billion .. . . . "Autos" only 4% of gross margin. 2010 Electric Gross Margin Note: "Autos" includes 180 Business Partners identified by customer account managers 19

Federal Tax Benefits 20

Ludington Upgrade to 2,200 MW . . . . 21 .. . . . underway. Increase capacity by 15%Increase efficiency by 5%Operate for 30 years before next major overhaul$800 million total investment over 10 yearsConsumers Energy share $400 million

Consumers Capital Expenditures 22

2011 Cash Flow Forecast (non-GAAP) CMS Energy Parent Consumers Energy _ _ _ _ _a Includes other _ _ _ _ _b Includes cost of removal and capital leases $210 23

2011 Sensitivities . . . . _ _ _ _ _* Less than 0.5¢ or $500,000 .. . . . partly mitigated. .. . . . partly mitigated. 24 -+ -+ -+

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the SenateAppointed to serve staggered six-year termsNo more than two Commissioners may represent the same political partyOne Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, ChairmanAppointed: 9/9/07Term Ends: 7/2/13Democrat Monica Martinez, CommissionerAppointed: 7/3/05Term Ends: 7/2/11Democrat Greg White, CommissionerAppointed: 12/4/09Term Ends: 7/2/15Independent 26

GAAP Reconciliation

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010

Reported earnings (loss) per share — GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—

Adjusted earnings per share, including MTM — non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM — non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.

(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,520	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	40	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,560	$1,636	$1,704	$1,804	$1,918

Other operating activities including taxes, interest payments and working capital	(416)	(578)	(410)	(406)	(472)	(439)	(835)

Net cash provided by operating activities	$848	$959	$1,150	$1,230	$1,232	$1,365	$1,083

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2010
	1Q	2Q	3Q	4Q	YTD Dec

Reported net income — GAAP	$85	$80	$134	$25	$324

After-tax items:
Electric and gas utility	6	*	—	—	6
Enterprises	1	(31)	(2)	24	(8)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	1	16	*	6	23

Adjusted income — non-GAAP	$93	$65	$132	$55	$345

Average shares outstanding, basic	228.0	228.2	229.0	240.7	231.5
Average shares outstanding, diluted	246.5	247.6	254.7	258.4	252.9

Reported earnings per share — GAAP	$0.34	$0.32	$0.53	$0.09	$1.28

After-tax items:
Electric and gas utility	0.03	*	—	—	0.03
Enterprises	*	(0.13)	(0.01)	0.10	(0.03)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	0.01	0.07	*	0.02	0.08

Adjusted earnings per share — non-GAAP	$0.38	$0.26	$0.52	$0.21	$1.36

(In millions, except per share amounts)	2011
1Q
Reported net income — GAAP	$135

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations (income) loss	(2)

Adjusted income — non-GAAP	$133

Average shares outstanding, basic	250.0
Average shares outstanding, diluted	261.7

Reported earnings per share — GAAP	$0.52

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations (income) loss	(0.01)

Adjusted earnings per share — non-GAAP	$0.51

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended
March 31	2011	2010
Electric Utility
Reported	$0.25	$0.16
Downsizing Program and Other, net	—	0.02

Adjusted	$0.25	$0.18

Gas Utility
Reported	$0.33	$0.27
Downsizing Program and Other, net	—	0.01

Adjusted	$0.33	$0.28

Enterprises
Reported	$0.01	$0.04
Downsizing Program and Other, net	*	*

Adjusted	$0.01	$0.04

Corporate Interest and Other
Reported	$(0.08)	$(0.12)
Downsizing Program and Other, net	—	*

Adjusted	$(0.08)	$(0.12)

Discontinued Operations
Reported	$0.01	$(0.01)
Discontinued Operations (Income) Loss	(0.01)	0.01

Adjusted	$—	$—

Totals
Reported	$0.52	$0.34
Discontinued Operations (Income) Loss	(0.01)	0.01
Downsizing Program and Other, net	*	0.03

Adjusted	$0.51	$0.38

Average Common Shares Outstanding — Diluted (in millions)	261.7	246.5

*	Less than $0.01 per share.

Consumers Energy
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Other Working	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Capital	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Investing	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010

Sources
Operating	$1,520	$50	$(233)	$—	$23	$37	$—	$—	$1,397
Other working capital	(15)	—	—	20	—	—	—	—	5	Net cash provided by

Sources	$1,505	$50	$(233)	$20	$23	$37	$—	$—	$1,402	operating activities

Uses
Interest and preferred dividends	$(235)	$—	$233	$(20)	$—	$—	$2	$—	$(20)
Capital expenditures	(1,065)	—	—	—	—	—	—	—	(1,065)
Dividends/tax sharing to CMS	(315)	(50)	—	—	—	—	—	365	—	Net cash provided by

Uses	$(1,615)	$(50)	$233	$(20)	$—	$—	$2	$365	$(1,085)	investing activities

										Cash flow from

Cash flow	$(110)	$—	$—	$—	$23	$37	$2	$365	$317	operating and
										investing activities

Financing
Equity	$125	$—	$—	$—	$—	$—	$—	$—	$125
New Issues	—	—	—	—	—	—	—	—	—
Retirements	—	—	—	—	(23)	(37)	—	(365)	(425)
Net short-term financing & other	(47)	—	—	—	—	—	(2)	—	(49)	Net cash provided by

Financing	$78	$—	$—	$—	$(23)	$(37)	$(2)	$(365)	$(349)	financing activities

Net change in cash	$(32)	$—	$—	$—	$—	$—	$—	$—	$(32)	Net change in cash

Cash at year end 2011	$39	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2011

CMS Energy Parent
2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$13	$176	Cash at year end 2010

Sources
Consumers Energy dividends/tax sharing	$315	$(125)	$(15)	$—	$—	$—	$175
Enterprises	35	—	—	(90)	—	7	(48)	Net cash provided by operating activities

Sources	$350	$(125)	$(15)	$(90)	$—	$7	$127

Uses
Interest and preferred dividends	$(125)	$125	$—	$—	$—	$—	$—
Overhead and Federal tax payments	(15)	—	15	—	—	—	—
Equity infusions	(125)	—	—	90	—	(60)	(95)	Net cash provided by investing activities

Uses (a)	$(355)	$125	$15	$90	$—	$(60)	$(185)

								Cash flow from operating and investing activities

Cash flow	$(5)	$—	$—	$—	$—	$(53)	$(58)

Financing and dividends
New Issues	$250	$—	$—	$—	$—	$53	$303
Retirements	(150)	—	—	—	—	—	(150)
Net short-term financing & other	20	—	—	—	—	—	20
Common dividend	(210)	—	—	—	—	—	(210)	Net cash provided by financing activities

Financing	$(90)	$—	$—	$—	$—	$53	$(37)

Net change in cash	$(95)	$—	$—	$—	$—	$—	$(95)	Net change in cash

Cash at year end 2011	$68	$—	$—	$—	$—	$13	$81	Cash at year end 2011

(a)	Includes other and roundings

Consolidated CMS Energy
2011 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Preferred Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	as Operating	Consumers	Amount	Description
Cash at year end 2010	$71	$176	$—	$—	$—	$247	Cash at year end 2010

Net cash provided by operating activities	$1,402	$127	$(365)	$(2)	$—	$1,162	Net cash provided by operating activities

Net cash provided by investing activities	(1,085)	(185)	—	—	125	(1,145)	Net cash provided by investing activities

Cash flow from operating and investing activities	$317	$(58)	$(365)	$(2)	$125	$17	Cash flow from operating and investing activities

Net cash provided by financing activities	$(349)	$(37)	$365	$2	$(125)	$(144)	Net cash provided by financing activities

Net change in cash	$(32)	$(95)	$—	$—	$—	$(127)	Net change in cash

Cash at year end 2011	$39	$81	$—	$—	$—	$120	Cash at year end 2011